UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2006

SPANSION INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51666	20-3898239
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

915 DeGuigne Drive

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 962-2500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 7, 2006, Spansion Inc. announced that its wholly owned operating company subsidiary, Spansion LLC, priced a private placement of $180 million in aggregate principal amount of its 2.25% Exchangeable Senior Subordinated Debentures due 2016 to be issued to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. For additional information concerning this private placement, refer to Exhibit 99.1 contained in this Current Report on Form 8-K.

Item. 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated June 7, 2006 regarding Spansion LLC’s private placement of 2.25% Exchangeable Senior Subordinated Debentures due 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANSION INC.
(Registrant)

Date: June 7, 2006	By:	/s/ Dario Sacomani
	Name:	Dario Sacomani
	Title:	Executive Vice President and Chief Financial Officer

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